Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q26

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Net Revenues and Income (Loss)	4

Services	5
Markets	6
Banking	7
Wealth	8
U.S. Consumer Cards (USCC)	9
Metrics	10
All Other	11
Legacy Franchises	12
Corporate/Other	13
Divestiture-Related Impacts—Reconciling Items	14

Citigroup Supplemental Detail
Average Balances and Interest Rates	15
EOP (End-of-Period) Loans	16
EOP Deposits	17
Allowance for Credit Losses (ACL) Rollforward	18
Allowance for Credit Losses on Loans (ACLL) and Unfunded Lending Commitments (ACLUC)	19 - 20
Non-Accrual Assets	21
Citigroup Regulatory Capital, Ratios and Composition	22
Tangible Common Equity (TCE), Common Equity, Book Value per Share, Tangible Book Value Per Share (TBVPS) and Returns on Common Equity (RoCE) and Tangible Common Equity (RoTCE)	23

Reconciliations of Adjusted Results and FX Impact
FX Impact	24
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR), and Total Citigroup Operating Expenses	25
Notable Items Adjustments and All Other (Managed Basis)	26
All Other (Managed Basis),and Legacy Franchises (Managed Basis)	27
Services and Banking—Corporate Lending Revenues	28
Total Citigroup Revenues, Total Operating Expenses, RoCE and RoTCE	29
Legacy Franchises Exits Contribution	30

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Revenues, net of interest expense	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Operating expenses(1)	14,290	13,840	14,311	14,215	13,952	(2%)	(2%)	41,292	42,478	3%
Net credit losses (NCLs) on loans	2,214	2,190	2,208	2,404	2,217	(8%)	-	6,907	6,829	(1%)
Credit reserve build (release) for loans	45	10	397	199	199	-	342%	390	795	104%
Provision / (release) for unfunded lending commitments	100	13	184	(97)	134	NM	34%	189	221	17%
Provisions for benefits and claims, other assets and HTM debt securities	91	7	16	16	36	125%	(60%)	559	68	(88%)
Provisions for credit losses and for benefits and claims	2,450	2,220	2,805	2,522	2,586	3%	6%	8,045	7,913	(2%)
Income (loss) from continuing operations before income taxes	5,350	3,811	7,517	8,029	7,307	(9%)	37%	16,017	22,853	43%
Income taxes (benefits)	1,559	1,288	1,578	2,005	1,887	(6%)	21%	4,085	5,470	34%
Income (loss) from continuing operations	3,791	2,523	5,939	6,024	5,420	(10%)	43%	11,932	17,383	46%
Income (loss) from discontinued operations, net of taxes	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%
Net income (loss) before noncontrolling interests	3,790	2,522	5,938	6,024	5,420	(10%)	43%	11,930	17,382	46%
Net income (loss) attributable to noncontrolling interests (NCI)(2)	38	51	153	193	175	(9%)	361%	95	521	448%
Citigroup's net income (loss)	$3,752	$2,471	$5,785	$5,831	$5,245	(10%)	40%	$11,835	$16,861	42%

Diluted earnings per share:
Income (loss) from continuing operations	$1.86	$1.19	$3.06	$3.15	$2.85	(10%)	53%	$5.78	$9.07	57%
Net income (loss)	$1.86	$1.19	$3.06	$3.15	$2.85	(10%)	53%	$5.78	$9.07	57%

Preferred dividends	$274	$284	$305	$338	$353	4%	29%	$830	$996	20%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	3,439	2,150	5,425	5,446	4,840	(11%)	41%	10,874	15,711	44%
Net income (loss) (for EPS purposes)	3,438	2,149	5,424	5,446	4,840	(11%)	41%	10,872	15,710	44%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	3,459	2,170	5,443	5,466	4,861	(11%)	41%	10,930	15,770	44%
Net income (loss) (for EPS purposes)	3,458	2,169	5,442	5,466	4,861	(11%)	41%	10,928	15,769	44%

Shares (in millions):
Average basic	1,820.3	1,772.8	1,736.9	1,700.9	1,671.4	(2%)	(8%)	1,851.7	1,703.1	(8%)
Average diluted	1,862.6	1,816.9	1,776.0	1,735.6	1,706.6	(2%)	(8%)	1,891.8	1,739.4	(8%)
Common shares outstanding, at period end	1,789.3	1,747.5	1,705.6	1,677.4	1,655.2	(1%)	(7%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(3)(4)	13.27%	13.18%	12.75%	12.78%	12.8%
Tier 1 Capital ratio(3)(4)	14.97%	13.65%	14.57%	14.68%	14.6%
Total Capital ratio(3)(4)	15.31%	15.66%	15.45%	15.67%	15.7%
Supplementary Leverage ratio (SLR)(3)(5)	5.52%	5.48%	5.25%	5.15%	5.0%
Return on average assets	0.55%	0.36%	0.83%	0.80%	0.69%	(11) bps	14 bps	0.60%	0.77%	17 bps
Return on average common equity (RoCE)	7.1%	4.5%	11.5%	11.4%	10.1%	(130) bps	300 bps	7.6%	11.0%	340 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$172.3	$170.4	$169.2	$169.1	$168.7	-	(2%)	$170.8	$169.0	(1%)
Return on tangible common equity (RoTCE)(6)	8.0%	5.1%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps
Operating leverage(7)	59 bps	(381) bps	746 bps	960 bps	1,031 bps	71 bps	972 bps	473 bps	920 bps	447 bps
Efficiency ratio (total operating expenses/total revenues, net)	64.7%	69.6%	58.1%	57.4%	58.5%	110 bps	(620) bps	63.2%	58.0%	(520) bps

Balance sheet data (in billions of dollars, except per share amounts)(8):
Total assets	$2,642.5	$2,657.2	$2,777.7	$2,894.7	$2,941.3	2%	11%
Total average assets	2,688.8	2,722.5	2,816.8	2,936.0	3,002.2	2%	12%	2,617.9	2,918.3	11%
Total loans	733.9	752.2	761.6	793.7	819.7	3%	12%
Total deposits	1,383.9	1,403.6	1,446.2	1,492.6	1,505.3	1%	9%
Citigroup's stockholders' equity	213.0	212.3	211.0	212.0	209.4	(1%)	(2%)
Book value per share	108.41	110.01	112.22	114.74	115.61	1%	7%
Tangible book value per share(6)	95.72	97.06	99.01	100.89	101.59	1%	6%

Direct staff (in thousands)	227	226	224	219	217	(1%)	(4%)

(1)

3Q25 includes approximately $726 million ($714 million after-tax) related to a goodwill impairment charge in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.

(2)

Net income attributable to noncontrolling interests (NCI) represents the portion of net earnings of consolidated subsidiaries that is attributable to shareholders other than Citi. These amounts are deducted from Net income before attribution to noncontrolling interests to arrive at Citigroup’s net income. The increase in NCI in 2026 primarily relates to the Banamex equity sales completed in December 2025 and April 2026, resulting in a portion of Banamex’s earnings being attributable to noncontrolling shareholders.

(3)	Ratios as of September 30, 2026 are preliminary.
(4)

The ratios presented reflect Citi's binding regulatory capital constraints under the U.S. Basel III rules. See page 22 for regulatory capital metrics under both the Standardized and Advanced Approaches.

(5)	For the composition of Citi's SLR, see page 22.
(6)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

(7)

Represents the year-over-year growth rate in basis points (bps) of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

(8)	September 30, 2026 is preliminary.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

N/D Not disclosed.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Revenues
Interest income (including dividends)	$36,690	$36,649	$35,513	$37,662	$38,765	3%	6%	$106,215	$111,940	5%
Interest expense	21,750	20,984	19,772	20,537	21,783	6%	-	62,088	62,092	-
Net interest income (NII)	14,940	15,665	15,741	17,125	16,982	(1%)	14%	44,127	49,848	13%

Commissions and fees	2,888	2,829	3,272	3,298	2,884	(13%)	-	8,340	9,454	13%
Principal transactions	2,772	1,450	4,008	2,481	2,275	(8%)	(18%)	8,785	8,764	-
Administration and other fiduciary fees	1,117	1,129	1,123	1,257	1,301	4%	16%	3,285	3,681	12%
Realized gains (losses) on sales of investments, net	105	107	270	169	64	(62%)	(39%)	364	503	38%
Net impairment losses on investments recognized in earnings	(25)	(234)	(140)	(68)	(32)	53%	(28%)	(118)	(240)	(103%)
Other revenue (loss)	293	(1,075)	359	504	371	(26%)	27%	571	1,234	116%
Total non-interest revenues (NIR)	7,150	4,206	8,892	7,641	6,863	(10%)	(4%)	21,227	23,396	10%
Total revenues, net of interest expense	22,090	19,871	24,633	24,766	23,845	(4%)	8%	65,354	73,244	12%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,214	2,190	2,208	2,404	2,217	(8%)	-	6,907	6,829	(1%)
Credit reserve build / (release) for loans	45	10	397	199	199	-	342%	390	795	104%
Provision for credit losses on loans	2,259	2,200	2,605	2,603	2,416	(7%)	7%	7,297	7,624	4%
Provision (release) for credit losses on held-to-maturity (HTM) debt securities	(5)	15	(30)	1	6	500%	NM	(3)	(23)	NM
Provision (release) for credit losses on other assets	79	(32)	33	(2)	(53)	NM	NM	499	(22)	NM
Policyholder benefits and claims	17	24	13	17	83	388%	388%	63	113	79%
Provision (benefit) for credit losses on unfunded lending commitments	100	13	184	(97)	134	NM	34%	189	221	17%
Total provisions for credit losses and for benefits and claims	2,450	2,220	2,805	2,522	2,586	3%	6%	8,045	7,913	(2%)

Operating expenses
Compensation and benefits	7,474	7,068	8,382	7,992	7,533	(6%)	1%	22,571	23,907	6%
Technology / communication	2,325	2,429	2,335	2,269	2,346	3%	1%	6,994	6,950	(1%)
Transactional and product servicing	1,110	1,179	1,225	1,341	1,328	(1%)	20%	3,396	3,894	15%
Premises and equipment	607	681	586	618	632	2%	4%	1,796	1,836	2%
Professional services	514	573	441	438	434	(1%)	(16%)	1,500	1,313	(12%)
Advertising and marketing	260	318	233	283	234	(17%)	(10%)	779	750	(4%)
Restructuring	(5)	(4)	-	-	-	-	100%	(10)	-	100%
Other operating	2,005	1,596	1,109	1,274	1,445	13%	(28%)	4,266	3,828	(10%)
Total operating expenses	14,290	13,840	14,311	14,215	13,952	(2%)	(2%)	41,292	42,478	3%

Income (loss) from continuing operations before income taxes	5,350	3,811	7,517	8,029	7,307	(9%)	37%	16,017	22,853	43%
Provision (benefit) for income taxes	1,559	1,288	1,578	2,005	1,887	(6%)	21%	4,085	5,470	34%

Income (loss) from continuing operations	3,791	2,523	5,939	6,024	5,420	(10%)	43%	11,932	17,383	46%
Discontinued operations
Income (loss) from discontinued operations	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%

Net income (loss) before attribution to noncontrolling interests	3,790	2,522	5,938	6,024	5,420	(10%)	43%	11,930	17,382	46%
Noncontrolling interests (NCI)	38	51	153	193	175	(9%)	361%	95	521	448%
Citigroup's net income (loss)	$3,752	$2,471	$5,785	$5,831	$5,245	(10%)	40%	$11,835	$16,861	42%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q26 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2025	2025	2026	2026	2026(1)	2Q26	3Q25
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,545	$23,717	$23,625	$24,663	$23,451	(5%)	-
Deposits with banks, net of allowance	324,515	325,862	362,097	341,750	331,390	(3%)	2%
Securities borrowed and purchased under agreements to resell, net of allowance	321,347	356,195	353,094	404,655	411,327	2%	28%
Brokerage receivables, net of allowance	75,992	62,679	91,720	83,322	102,766	23%	35%
Trading account assets	562,254	537,139	593,473	634,356	635,077	-	13%
Investments
Available-for-sale debt securities	246,227	246,720	257,822	286,765	306,850	7%	25%
Held-to-maturity debt securities, net of allowance	197,092	189,831	178,503	167,893	157,501	(6%)	(20%)
Equity securities	7,413	7,678	7,839	8,263	8,415	2%	14%
Total investments	450,732	444,229	444,164	462,921	472,766	2%	5%
Loans
Consumer(2)	398,628	408,533	402,391	416,520	418,417	-	5%
Corporate(3)	335,277	343,697	359,225	377,138	401,288	6%	20%
Loans, net of unearned income	733,905	752,230	761,616	793,658	819,705	3%	12%
Allowance for credit losses on loans (ACLL)	(19,206)	(19,247)	(19,636)	(19,961)	(20,091)	(1%)	(5%)
Total loans, net	714,699	732,983	741,980	773,697	799,614	3%	12%
Goodwill	19,126	19,098	18,997	19,012	19,072	-	-
Intangible assets (including MSRs)	4,330	4,284	4,305	5,004	5,033	1%	16%
Premises and equipment, net of depreciation and amortization	32,819	33,339	33,574	33,897	34,075	1%	4%
Other assets, net of allowance	113,116	117,677	110,658	111,377	106,700	(4%)	(6%)
Total assets	$2,642,475	$2,657,202	$2,777,687	$2,894,654	$2,941,271	2%	11%

Liabilities
Non-interest-bearing deposits in U.S. offices	$116,921	$121,610	$122,083	$122,307	$120,816	(1%)	3%
Interest-bearing deposits in U.S. offices	592,728	613,052	634,812	665,841	684,500	3%	15%
Total U.S. deposits	709,649	734,662	756,895	788,148	805,316	2%	13%
Non-interest-bearing deposits in offices outside the U.S.	83,920	87,041	86,004	83,823	85,671	2%	2%
Interest-bearing deposits in offices outside the U.S.	590,360	581,870	603,341	620,636	614,335	(1%)	4%
Total international deposits	674,280	668,911	689,345	704,459	700,006	(1%)	4%

Total deposits	1,383,929	1,403,573	1,446,240	1,492,607	1,505,322	1%	9%
Securities loaned and sold under agreements to repurchase	349,726	348,098	369,585	411,126	410,174	-	17%
Brokerage payables	89,596	74,836	111,224	116,076	120,445	4%	34%
Trading account liabilities	160,243	162,798	185,266	187,193	212,635	14%	33%
Short-term borrowings	54,760	51,878	72,056	68,978	61,518	(11%)	12%
Long-term debt	315,846	315,827	307,566	333,749	345,785	4%	9%
Other liabilities, plus allowances(4)	74,498	86,370	73,178	70,475	73,609	4%	(1%)
Total liabilities	$2,428,598	$2,443,380	$2,565,115	$2,680,204	$2,729,488	2%	12%

Stockholders' equity
Preferred stock	$19,050	$20,050	$19,550	$19,550	$18,050	(8%)	(5%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital(5)	109,010	108,452	107,821	107,343	107,451	-	(1%)
Retained earnings	214,034	215,128	219,542	223,989	227,733	2%	6%
Treasury stock, at cost	(84,932)	(89,473)	(95,370)	(99,398)	(102,418)	(3%)	(21%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(44,170)	(41,897)	(40,615)	(39,500)	(41,438)	(5%)	6%
Total common equity	$193,973	$192,241	$191,409	$192,465	$191,359	(1%)	(1%)

Total Citigroup stockholders' equity	$213,023	$212,291	$210,959	$212,015	$209,409	(1%)	(2%)
Noncontrolling interests—equity (NCI—equity)(5)	854	1,531	1,613	2,435	2,374	(3%)	178%
Total equity	213,877	213,822	212,572	214,450	211,783	(1%)	(1%)
Total liabilities and equity	$2,642,475	$2,657,202	$2,777,687	$2,894,654	$2,941,271	2%	11%

(1)	September 30, 2026 is preliminary.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)

Beginning in December 31, 2025 balances include the impacts on total equity from the sales of the 25.0% (4Q25 and forward), 22.6% (2Q26 and forward), and 1.4% (3Q26) equity stakes, respectively, in Grupo Financiero Banamex, S.A. de C.V.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT NET REVENUES AND INCOME (LOSS)

(In millions of dollars)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Revenues, net of interest expense
Services	$5,730	$6,272	$6,103	$6,382	$6,614	4%	15%	$16,364	$19,099	17%
Markets	5,745	4,609	7,246	7,007	6,113	(13%)	6%	17,800	20,366	14%
Banking	1,647	1,773	1,767	1,922	1,741	(9%)	6%	4,611	5,430	18%
Wealth	2,839	2,862	3,065	3,177	3,269	3%	15%	8,410	9,511	13%
U.S. Consumer Cards (USCC)	4,656	4,564	4,757	4,521	4,664	3%	-	13,694	13,942	2%
All Other—managed basis(1)(2)	1,471	(208)	1,682	1,737	1,432	(18%)	(3%)	4,650	4,851	4%
Reconciling Items—divestiture-related impacts(3)	2	(1)	13	20	12	(40%)	500%	(175)	45	NM
Total net revenues—reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%

Income (loss) from continuing operations
Services	$2,098	$2,512	$2,242	$2,597	$2,648	2%	26%	$5,675	$7,487	32%
Markets	1,723	856	2,629	2,404	1,761	(27%)	2%	5,409	6,794	26%
Banking	267	355	304	351	378	8%	42%	580	1,033	78%
Wealth	303	299	432	583	585	-	93%	879	1,600	82%
USCC	929	884	732	852	851	-	(8%)	2,525	2,435	(4%)
All Other—managed basis(1)(2)	(752)	(2,273)	(388)	(761)	(809)	(6%)	(8%)	(2,164)	(1,958)	10%
Reconciling Items—divestiture-related impacts(3)	(777)	(110)	(12)	(2)	6	NM	NM	(972)	(8)	99%

Income (loss) from continuing operations—reported	3,791	2,523	5,939	6,024	5,420	(10%)	43%	11,932	17,383	46%

Discontinued operations	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%

Less: NCI	38	51	153	193	175	(9%)	361%	95	521	448%

Net income (loss)	$3,752	$2,471	$5,785	$5,831	$5,245	(10%)	40%	$11,835	$16,861	42%

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$3,823	$4,050	$4,143	$4,291	$4,472	4%	17%	$10,951	$12,906	18%
Fee revenue
Commissions and fees	880	879	909	924	915	(1%)	4%	2,599	2,748	6%
Administration and other fiduciary fees	746	751	763	889	926	4%	24%	2,156	2,578	20%
Total fee revenue	1,626	1,630	1,672	1,813	1,841	2%	13%	4,755	5,326	12%
Principal transactions	190	257	263	264	287	9%	51%	547	814	49%
All other	91	335	25	14	14	-	(85%)	111	53	(52)%
Total non-interest revenue	1,907	2,222	1,960	2,091	2,142	2%	12%	5,413	6,193	14%

Total revenues, net of interest expense	5,730	6,272	6,103	6,382	6,614	4%	15%	16,364	19,099	17%
Total operating expenses	2,707	2,843	2,935	2,803	2,976	6%	10%	7,970	8,714	9%
Net credit losses on loans	11	19	3	5	3	(40%)	(73%)	37	11	(70%)
Credit reserve build (release) for loans	(4)	(18)	97	46	(23)	NM	(475%)	73	120	64%
Provision (release) for credit losses on unfunded lending commitments	(8)	3	(11)	-	11	NM	NM	(20)	-	100%
Provision (release) for credit losses for other assets	62	(15)	5	7	(17)	NM	NM	375	(5)	NM
Provision (benefit) for credit losses	61	(11)	94	58	(26)	NM	NM	465	126	(73%)
Income from continuing operations before taxes	2,962	3,440	3,074	3,521	3,664	4%	24%	7,929	10,259	29%
Income taxes	864	928	832	924	1,016	10%	18%	2,254	2,772	23%
Income from continuing operations	2,098	2,512	2,242	2,597	2,648	2%	26%	5,675	7,487	32%
NCI	17	16	14	13	11	(15%)	(35%)	48	38	(21%)
Net income	$2,081	$2,496	$2,228	$2,584	$2,637	2%	27%	$5,627	$7,449	32%
EOP assets (in billions)	$627	$628	$649	$645	$672	4%	7%
Average assets (in billions)	616	630	637	659	689	5%	12%	$596	$662	11%
Efficiency ratio	47%	45%	48%	44%	45%	100 bps	(200) bps	49%	46%	(300) bps
Average allocated TCE (in billions)(1)	$33.0	$33.0	$33.5	$33.5	$33.5	-	2%	$33.0	$33.5	2%
RoTCE(1)	25.0%	30.0%	27.0%	30.9%	31.2%	30 bps	620 bps	22.8%	29.7%	690 bps

Revenue by line of business
Net interest income	$3,121	$3,303	$3,424	$3,541	$3,671	4%	18%	$8,935	$10,636	19%
Non-interest revenue	1,099	1,182	1,192	1,198	1,231	3%	12%	3,226	3,621	12%
Treasury and Trade Solutions (TTS)	4,220	4,485	4,616	4,739	4,902	3%	16%	12,161	14,257	17%
Net interest income	702	747	719	750	801	7%	14%	2,016	2,270	13%
Non-interest revenue	808	1,040	768	893	911	2%	13%	2,187	2,572	18%
Securities Services	1,510	1,787	1,487	1,643	1,712	4%	13%	4,203	4,842	15%
Total Services	$5,730	$6,272	$6,103	$6,382	$6,614	4%	15%	$16,364	$19,099	17%

Revenue by managed geography
North America	$1,759	$1,939	$1,976	$2,126	$2,191	3%	25%	$4,968	$6,293	27%
International	3,971	4,333	4,127	4,256	4,423	4%	11%	11,396	12,806	12%
Total	$5,730	$6,272	$6,103	$6,382	$6,614	4%	15%	$16,364	$19,099	17%

Key drivers(2) (in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$93	$95	$97	$101	$106	5%	14%	$91	$101	11%
Securities Services	1	1	2	2	1	(50%)	-	1	2	100%
Total	$94	$96	$99	$103	$107	4%	14%	$92	$103	12%

ACLL as a % of EOP loans(3)	0.35%	0.33%	0.42%	0.44%	0.43%	(1) bps	8 bps
NCLs as a % of average loans	0.05%	0.08%	0.01%	0.02%	0.01%	(1) bps	(4) bps	0.05%	0.01%	(4) bps

Average deposits by line of business
TTS	$744	$780	$812	$852	$867	2%	17%	$716	$844	18%
Securities Services	149	155	149	165	170	3%	14%	143	161	13%
Total	$893	$935	$961	$1,017	$1,037	2%	16%	$859	$1,005	17%

AUC/AUA (in trillions of dollars)(4)	$29.7	$31.4	$31.6	$34.5	$34.5	-	16%
Cross-border transaction value(5)	$104.8	$115.2	$106.3	$114.6	$115.5	1%	10%	$301.2	$336.4	12%
U.S. dollar clearing volume (in millions)(6)	44.8	45.3	43.9	46.3	47.1	2%	5%	131.8	137.3	4%
Commercial card spend volume	$18.4	$17.7	$18.6	$20.1	$20.2	-	10%	$53.5	$58.9	10%

(1)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component's average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(2)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(3)	Excludes loans that are carried at fair value for all periods.
(4)	September 30, 2026 is preliminary.
(5)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(6)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$2,178	$2,761	$2,797	$4,002	$3,273	(18%)	50%	$6,926	$10,072	45%
Fee revenue
Brokerage and fees	400	364	478	469	447	(5%)	12%	1,199	1,394	16%
Investment banking fees(1)	163	120	120	143	141	(1%)	(13%)	404	404	-
Other(2)	63	57	55	54	56	4%	(11%)	166	165	(1%)
Total fee revenue	626	541	653	666	644	(3%)	3%	1,769	1,963	11%

Principal transactions	2,737	1,155	3,542	2,088	1,992	(5%)	(27%)	8,324	7,622	(8%)
All other	204	152	254	251	204	(19%)	-	781	709	(9%)
Total non-interest revenue	3,567	1,848	4,449	3,005	2,840	(5%)	(20%)	10,874	10,294	(5%)
Total revenues, net of interest expense	5,745	4,609	7,246	7,007	6,113	(13%)	6%	17,800	20,366	14%
Total operating expenses	3,490	3,608	3,835	3,784	3,750	(1%)	7%	10,464	11,369	9%
Net credit losses (recoveries) on loans	68	(12)	(3)	(10)	(2)	80%	NM	218	(15)	NM
Credit reserve build (release) for loans	(44)	(73)	23	71	62	(13%)	NM	57	156	174%
Provision (release) for credit losses on unfunded lending commitments	13	(7)	(23)	56	30	(46%)	131%	14	63	350%
Provisions (releases) for credit losses for other assets and HTM debt securities	(5)	(12)	(12)	(8)	(13)	(63%)	(160%)	52	(33)	NM
Provision (benefit) for credit losses	32	(104)	(15)	109	77	(29%)	141%	341	171	(50%)
Income (loss) from continuing operations before taxes	2,223	1,105	3,426	3,114	2,286	(27%)	3%	6,995	8,826	26%
Income taxes (benefits)	500	249	797	710	525	(26%)	5%	1,586	2,032	28%
Income (loss) from continuing operations	1,723	856	2,629	2,404	1,761	(27%)	2%	5,409	6,794	26%
NCI	21	18	34	17	18	6%	(14%)	55	69	25%
Net income (loss)	$1,702	$838	$2,595	$2,387	$1,743	(27%)	2%	$5,354	$6,725	26%
EOP assets (in billions)	$1,179	$1,185	$1,280	$1,363	$1,401	3%	19%
Average assets (in billions)	1,229	1,247	1,325	1,406	1,438	2%	17%	$1,189	$1,390	17%
Efficiency ratio	61%	78%	53%	54%	61%	700 bps	0 bps	59%	56%	(300) bps
Average allocated TCE (in billions)(3)	$53.5	$53.5	$56.4	$56.4	$56.4	-	5%	$53.5	$56.4	5%
RoTCE(3)	12.6%	6.2%	18.7%	17.0%	12.3%	(470) bps	(30) bps	13.4%	15.9%	250 bps

Revenue by line of business
Fixed Income Markets	$4,225	$3,554	$5,166	$4,706	$4,386	(7%)	4%	$13,191	$14,258	8%
Equity Markets	1,520	1,055	2,080	2,301	1,727	(25%)	14%	4,609	6,108	33%
Total	$5,745	$4,609	$7,246	$7,007	$6,113	(13%)	6%	$17,800	$20,366	14%

Rates and Currencies	$2,963	$2,449	$3,311	$3,247	$2,965	(9%)	-	$9,300	$9,523	2%
Spread Products / Other Fixed Income	1,262	1,105	1,855	1,459	1,421	(3%)	13%	3,891	4,735	22%
Total Fixed Income Markets revenues	$4,225	$3,554	$5,166	$4,706	$4,386	(7%)	4%	$13,191	$14,258	8%

Revenue by managed geography
North America	$2,270	$1,826	$2,559	$2,561	$2,302	(10%)	1%	$6,563	$7,422	13%
International	3,475	2,783	4,687	4,446	3,811	(14%)	10%	11,237	12,944	15%
Total	$5,745	$4,609	$7,246	$7,007	$6,113	(13%)	6%	$17,800	$20,366	14%

Key drivers(4) (in billions of dollars)
Average loans	$147	$152	$162	$176	$191	9%	30%	$137	$176	28%
NCLs (annualized) as a % of average loans	0.18%	(0.03%)	(0.01%)	(0.02%)	0.00%	2 bps	(18) bps	0.21%	(0.01%)	(22) bps
ACLL as a % of EOP loans(5)	0.78%	0.67%	0.67%	0.64%	0.60%	(4) bps	(18) bps
Average trading account assets	$555	$556	$573	$603	$614	2%	11%	$525	$597	14%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income (including dividends)	$562	$549	$587	$560	$516	(8%)	(8%)	$1,583	$1,663	5%
Fee revenue
Investment banking fees(1)	1,169	1,287	1,232	1,492	1,219	(18%)	4%	3,331	3,943	18%
Other(2)	65	60	64	57	57	-	(12%)	173	178	3%
Total fee revenue	1,234	1,347	1,296	1,549	1,276	(18%)	3%	3,504	4,121	18%
Principal transactions	(164)	(119)	(38)	(147)	(94)	36%	43%	(433)	(279)	36%
All other	15	(4)	(78)	(40)	43	NM	187%	(43)	(75)	(74%)
Total non-interest revenue	1,085	1,224	1,180	1,362	1,225	(10%)	13%	3,028	3,767	24%

Total revenues, net of interest expense	1,647	1,773	1,767	1,922	1,741	(9%)	6%	4,611	5,430	18%
Total operating expenses	1,139	1,152	1,240	1,212	1,225	1%	8%	3,310	3,677	11%

Net credit losses on loans	9	25	6	138	43	(69%)	378%	59	187	217%
Credit reserve build (release) for loans	38	136	175	(19)	(100)	(426%)	NM	253	56	(78%)
Provision (release) for credit losses on unfunded lending commitments	98	14	(51)	119	95	(20%)	(3%)	207	163	(21%)
Provision (release) for credit losses for other assets	12	1	2	4	(15)	NM	NM	25	(9)	NM
Provision for credit losses	157	176	132	242	23	(90%)	(85%)	544	397	(27%)
Income (loss) from continuing operations before taxes	351	445	395	468	493	5%	40%	757	1,356	79%
Income taxes (benefits)	84	90	91	117	115	(2%)	37%	177	323	82%
Income (loss) from continuing operations	267	355	304	351	378	8%	42%	580	1,033	78%
NCI	(3)	1	-	1	-	(100%)	100%	(6)	1	NM
Net income (loss)	$270	$354	$304	$350	$378	8%	40%	$586	$1,032	76%
EOP assets (in billions)	$141	$140	$154	$145	$158	9%	12%
Average assets (in billions)	149	146	154	160	159	(1%)	7%	$148	$158	7%
Efficiency ratio	69%	65%	70%	63%	70%	700 bps	100 bps	72%	68%	(400) bps
Average allocated TCE (in billions)(3)	$9.2	$9.2	$7.8	$7.8	$7.8	-	(15%)	$9.2	$7.8	(15%)
RoTCE(3)	11.6%	15.3%	15.8%	18.0%	19.2%	120 bps	760 bps	8.5%	17.7%	920 bps

Revenue by line of business
Investment Banking	$1,238	$1,356	$1,326	$1,548	$1,350	(13%)	9%	$3,425	$4,224	23%
Corporate Lending (excluding gain (loss) on loan hedges)(4)	453	443	391	406	382	(6%)	(16%)	1,278	1,179	(8%)
Total Banking revenues (ex-gain (loss) on loan hedges)(4)	1,691	1,799	1,717	1,954	1,732	(11%)	2%	4,703	5,403	15%
Gain (loss) on loan hedges(4)	(44)	(26)	50	(32)	9	NM	NM	(92)	27	NM
Total Banking revenues including gain (loss) on loan hedges(4)	$1,647	$1,773	$1,767	$1,922	$1,741	(9%)	6%	$4,611	$5,430	18%

Business metrics—investment banking revenues(5)
Advisory	$425	$649	$505	$390	$406	4%	(4%)	$1,258	$1,301	3%
Equity underwriting (Equity Capital Markets (ECM))	194	219	257	426	343	(19%)	77%	551	1,026	86%
Debt underwriting (Debt Capital Markets (DCM))	619	488	564	732	601	(18%)	(3%)	1,616	1,897	17%
Total	$1,238	$1,356	$1,326	$1,548	$1,350	(13%)	9%	$3,425	$4,224	23%

Revenue by managed geography
North America	$862	$1,023	$1,109	$1,087	$947	(13%)	10%	$2,384	$3,143	32%
International	785	750	658	835	794	(5%)	1%	2,227	2,287	3%
Total	$1,647	$1,773	$1,767	$1,922	$1,741	(9%)	6%	$4,611	$5,430	18%

Key drivers(6) (in billions of dollars)
Average loans	$81	$79	$83	$88	$85	(3%)	5%	$82	$85	4%
NCLs (annualized) as a % of average loans	0.04%	0.13%	0.03%	0.63%	0.20%	(43) bps	16 bps	0.10%	0.29%	19 bps
ACLL as a % of EOP loans(7)	1.83%	2.04%	2.06%	2.16%	1.89%	(27) bps	6 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component’s average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders’ equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(5)

Beginning in 2Q26, the investment banking fees metric for Banking was replaced with investment banking revenues. This metric includes investment banking fees, other fee revenue, principal transactions, and net interest income from loans generated from investment banking business activities. Prior-period amounts have been conformed to reflect this change in presentation. Citi believes investment banking revenues provides investors with a more comprehensive measure of investment banking performance.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income	$1,902	$2,018	$2,095	$2,155	$2,281	6%	20%	$5,564	$6,531	17%
Fee revenue
Commissions and fees	494	465	543	587	552	(6%)	12%	1,432	1,682	17%
Other(1)	232	238	207	206	213	3%	(8%)	725	626	(14%)
Total fee revenue	726	703	750	793	765	(4%)	5%	2,157	2,308	7%
All other(2)	211	141	220	229	223	(3%)	6%	689	672	(2%)
Total non-interest revenue	937	844	970	1,022	988	(3%)	5%	2,846	2,980	5%

Total revenues, net of interest expense	2,839	2,862	3,065	3,177	3,269	3%	15%	8,410	9,511	13%

Total operating expenses	2,375	2,377	2,415	2,377	2,438	3%	3%	7,078	7,230	2%
Net credit losses on loans	91	80	88	57	70	23%	(23%)	231	215	(7%)
Credit reserve build (release) for loans	(16)	6	13	-	34	NM	NM	(17)	47	NM
Provision (release) for credit losses on unfunded lending commitments	(1)	1	-	2	(2)	NM	(100%)	(3)	-	100%
Provisions (releases) for benefits and claims (PBC), and other assets	(1)	-	-	-	-	-	100%	(5)	-	100%
Provisions for credit losses	73	87	101	59	102	73%	40%	206	262	27%
Income from continuing operations before taxes	391	398	549	741	729	(2%)	86%	1,126	2,019	79%
Income taxes	88	99	117	158	144	(9%)	64%	247	419	70%
Income from continuing operations	303	299	432	583	585	-	93%	879	1,600	82%
NCI	-	-	-	-	-	-	-	-	-	-
Net income	$303	$299	$432	$583	$585	-	93%	$879	$1,600	82%
EOP assets (in billions)	$313	$316	$320	$321	$329	2%	5%
Average assets (in billions)	315	325	321	324	330	2%	5%	$307	$325	6%
Efficiency ratio	84%	83%	79%	75%	75%	0 bps	(900) bps	84%	76%	(800) bps
Average allocated TCE (in billions)(3)	$15.4	$15.4	$16.2	$16.2	$16.2	-	5%	$15.4	$16.2	5%
RoTCE(3)	7.8%	7.7%	10.8%	14.4%	14.3%	(10) bps	650 bps	7.6%	13.2%	560 bps

Revenue by line of business
Citigold and Retail Banking	$1,969	$2,010	$2,062	$2,181	$2,275	4%	16%	$5,656	$6,518	15%
Private Bank	656	625	757	769	766	-	17%	2,051	2,292	12%
Wealth at Work	214	227	246	227	228	-	7%	703	701	-
Total	$2,839	$2,862	$3,065	$3,177	$3,269	3%	15%	$8,410	$9,511	13%

Revenue by managed geography
North America	$1,741	$1,825	$1,893	$1,977	$2,124	7%	22%	$5,204	$5,994	15%
International	1,098	1,037	1,172	1,200	1,145	(5%)	4%	3,206	3,517	10%
Total	$2,839	$2,862	$3,065	$3,177	$3,269	3%	15%	$8,410	$9,511	13%

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)(6)(7)	$660	$670	$676	$727	$759	4%	15%
Deposits	408	413	418	415	419	1%	3%
Loans	202	204	205	208	210	1%	4%
Total	$1,270	$1,287	$1,299	$1,350	$1,388	3%	9%

Net new investment assets (NNIA)(7)(8)	$18.6	$7.2	$14.7	$15.7	$38.1	143%	105%	$37.1	$68.5	85%
Average deposits	405	407	414	415	416	-	3%	401	415	3%
Average loans	201	203	205	206	209	1%	4%	197	207	5%
ACLL as a % of EOP loans(9)	0.33%	0.33%	0.33%	0.33%	0.34%	1 bps	1 bps
NCLs (annualized) as a % of average loans	0.18%	0.16%	0.17%	0.11%	0.13%	2 bps	(5) bps	0.16%	0.14%	(2) bps
U.S. Retail Banking branches (actual)	653	655	655	655	655	-	-

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup's total average TCE and Citi’s total average stockholders’ equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	Beginning in 1Q26, Client investment assets include an additional approximate $10 billion associated with the value of client insurance policies that were not previously reported.
(7)	September 30, 2026 is preliminary.
(8)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.
(9)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. CONSUMER CARDS (USCC)(1)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income	$5,124	$5,143	$5,116	$5,180	$5,422	5%	6%	$15,026	$15,718	5%
Fee revenue
Interchange fees	2,448	2,526	2,404	2,740	2,738	-	12%	7,192	7,882	10%
Card rewards and partner payments	(3,031)	(3,215)	(2,897)	(3,563)	(3,692)	(4%)	(22%)	(8,860)	(10,152)	(15%)
Other(2)	114	114	112	160	173	8%	52%	313	445	42%
Total fee revenue	(469)	(575)	(381)	(663)	(781)	(18%)	(67%)	(1,355)	(1,825)	(35%)
All other(3)	1	(4)	22	4	23	475%	NM	23	49	113%
Total non-interest revenue	(468)	(579)	(359)	(659)	(758)	(15%)	(62%)	(1,332)	(1,776)	(33%)

Total revenues, net of interest expense	4,656	4,564	4,757	4,521	4,664	3%	-	13,694	13,942	2%

Total operating expenses	1,644	1,794	1,711	1,794	1,682	(6%)	2%	4,961	5,187	5%

Net credit losses on loans	1,741	1,739	1,742	1,850	1,670	(10%)	(4%)	5,551	5,262	(5%)
Credit reserve build (release) for loans	55	(117)	76	40	207	418%	276%	(124)	323	NM
Provision (release) for credit losses on unfunded lending commit.(4)	-	-	272	(272)	-	100%	-	-	-	-
Provisions for benefits and claims (PBC), and other assets	3	2	2	-	1	NM	(67%)	7	3	(57%)
Provisions for credit losses and for PBC	1,799	1,624	2,092	1,618	1,878	16%	4%	5,434	5,588	3%
Income from continuing operations before taxes	1,213	1,146	954	1,109	1,104	-	(9%)	3,299	3,167	(4%)
Income taxes	284	262	222	257	253	(2%)	(11%)	774	732	(5%)
Income from continuing operations	929	884	732	852	851	-	(8%)	2,525	2,435	(4%)
NCI	-	-	-	-	-	-	-	-	-	-
Net income	$929	$884	$732	$852	$851	-	(8%)	$2,525	$2,435	(4%)
EOP assets (in billions)	$171	$178	$171	$182	$183	1%	7%
Average assets (in billions)	171	173	172	178	182	2%	6%	$169	$177	5%
Efficiency ratio	35%	39%	36%	40%	36%	(400) bps	100 bps	36%	37%	100 bps
Average allocated TCE (in billions)(5)	$20.3	$20.3	$15.5	$15.5	$15.5	-	(24%)	$20.3	$15.5	(24%)
RoTCE(5)	18.2%	17.3%	19.2%	22.0%	21.8%	(20) bps	360 bps	16.6%	21.0%	440 bps

Key drivers(6) (in billions)
Average loans	$171	$172	$171	$177	$181	2%	6%	$169	$176	4%
ACLL as a % of EOP loans	8.09%	7.74%	8.09%	7.68%	7.77%	9 bps	(32) bps
NCLs (annualized) as a % of average loans	4.05%	4.00%	4.12%	4.19%	3.66%	(53) bps	(39) bps	4.39%	3.99%	(40) bps
Revenue rate(7)	10.80%	10.53%	11.28%	10.25%	10.22%	(3) bps	(58) bps	10.83%	10.59%	(24) bps
NII(8) (annualized) as a % of average loans	11.89%	11.86%	12.13%	11.74%	11.88%	14 bps	(1) bps	11.89%	11.94%	5 bps

(1)	3Q26 and 2Q26 results, balances and metrics include the impact from the additional American Airlines co-branded card portfolio onboarded during 2Q26.
(2)	Primarily related to annual fees, net of new-account acquisition costs.
(3)	Primarily related to revenue incentives from card networks.
(4)

1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.

(5)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments’ and component’s average allocated TCE to Citigroup's total average TCE and Citi’s total average stockholders' equity.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Total revenues, net of interest expense (annualized) as a % of average loans.
(8)	Net interest income includes certain fees that are recorded as interest revenue.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

USCC

Metrics

						3Q26 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
Key drivers(1)(2) (in billions of dollars, except as otherwise noted)	2025	2025	2026	2026	2026	2Q26	3Q25

New credit cards account acquisitions (in thousands)(3)
General Purpose Credit Cards (GPCC)(4)	1,872	2,115	1,899	4,004	1,840	(54%)	(2%)
Private Label Credit Cards (PLCC)(5)	1,339	1,572	1,043	1,372	1,241	(10%)	(7%)
Average active accounts (in thousands)(6)
GPCC	44,968	45,754	46,218	47,446	47,913	1%	7%
PLCC	23,277	23,049	22,465	21,718	21,379	(2%)	(8%)
Credit card spend volume
GPCC	$144.5	$152.4	$141.5	$162.3	$162.9	-	13%
PLCC	12.6	13.9	10.5	13.2	12.1	(8%)	(4%)
Average loans(7)
GPCC	$136.8	$138.6	$138.6	$144.9	$148.7	3%	9%
PLCC	30.0	29.8	28.9	28.3	28.1	(1%)	(6%)
Installment Lending	3.7	3.9	3.8	3.8	4.0	5%	8%
EOP loans(7)
GPCC	$137.7	$143.2	$138.7	$149.2	$150.3	1%	9%
PLCC	29.8	30.5	28.3	28.4	27.6	(3%)	(7%)
Installment Lending	3.8	3.8	3.8	3.8	4.1	8%	8%
NCLs as a % of average loans
GPCC	3.85%	3.78%	3.87%	4.01%	3.51%	(50) bps	(34) bps
PLCC	4.67%	4.77%	5.05%	4.79%	4.19%	(60) bps	(48) bps
Installment Lending	6.43%	6.00%	6.19%	6.54%	5.65%	(89) bps	(78) bps
Loans 90+ days past due as a % of EOP loans
GPCC	1.27%	1.32%	1.39%	1.21%	1.21%	0 bps	(6) bps
PLCC	2.08%	2.13%	2.15%	1.92%	1.92%	0 bps	(16) bps
Installment Lending	0.58%	0.58%	0.55%	0.53%	0.54%	1 bps	(4) bps
Loans 30-89 days past due as a % of EOP loans
GPCC	1.21%	1.23%	1.20%	1.17%	1.16%	(1) bps	(5) bps
PLCC	2.07%	1.99%	1.98%	1.84%	1.96%	12 bps	(11) bps
Installment Lending	1.26%	1.37%	1.42%	1.24%	1.24%	0 bps	(2) bps

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	3Q26 and 2Q26 results, balances and metrics include the impact from the additional American Airlines co-branded card portfolio onboarded during 2Q26.
(3)	Represents the number of new credit card accounts opened or acquired.
(4)	General Purpose Credit Cards (GPCC). Consists of consumer credit cards that operate on established payment networks and are accepted by a wide variety of merchants and service providers.
(5)

Private Label Credit Cards (PLCC). Consists of consumer credit cards that are issued for use with a specific retailer or its affiliates and are limited to purchases of that retailer’s goods and services.

(6)	Represent average open credit card accounts on which there has been a purchase, payment or outstanding balance in the quarter.
(7)	GPCC and PLCC average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income	$1,351	$1,144	$1,003	$937	$1,018	9%	(25%)	$4,077	$2,958	(27%)
Non-interest revenue(4)	120	(1,352)	679	800	414	(48%)	245%	573	1,893	230%
Total revenues, net of interest expense	1,471	(208)	1,682	1,737	1,432	(18%)	(3%)	4,650	4,851	4%
Total operating expenses(5)(6)(7)(8)(9)	2,169	2,026	2,144	2,220	1,874	(16%)	(14%)	6,672	6,238	(7%)
Net credit losses on loans	297	341	371	366	433	18%	46%	809	1,170	45%
Credit reserve build (release) for loans	16	75	13	61	19	(69%)	19%	159	93	(42%)
Provision (release) for credit losses on unfunded lending commitments	(6)	2	(3)	(2)	-	100%	100%	(13)	(5)	62%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	24	31	19	13	80	NM	233%	109	112	3%
Provisions for credit losses and for PBC	331	449	400	438	532	21%	61%	1,064	1,370	29%
Income (loss) from continuing operations before taxes	(1,029)	(2,683)	(862)	(921)	(974)	(6%)	5%	(3,086)	(2,757)	11%
Income taxes (benefits)	(277)	(410)	(474)	(160)	(165)	(3%)	40%	(922)	(799)	13%
Income (loss) from continuing operations	(752)	(2,273)	(388)	(761)	(809)	(6%)	(8%)	(2,164)	(1,958)	10%
Income (loss) from discontinued operations, net of taxes	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%
NCI	3	16	105	162	146	(10%)	NM	(2)	413	NM
Net income (loss)	$(756)	$(2,290)	$(494)	$(923)	$(955)	(3%)	(26%)	$(2,164)	$(2,372)	(10%)
EOP assets (in billions)	$211	$210	$204	$239	$198	(17%)	(6%)
Average assets (in billions)	209	202	208	209	204	(2%)	(2%)	$209	$206	(1%)
Efficiency ratio	147%	(974%)	127%	128%	131%	NM	NM	143%	129%	NM
Average allocated TCE (in billions)(10)	$40.9	$39.0	$39.8	$39.7	$39.3	(1%)	(4%)	$39.4	$39.6	1%

Revenue by line of business
Mexico Consumer/SBMM	$1,722	$1,775	$2,054	$1,991	$2,027	2%	18%	$4,725	$6,072	29%
Asia Consumer(4)(11)	149	(1,434)	105	77	23	(70%)	(85%)	439	205	(53%)
Legacy Holdings Assets (LHA)	-	(12)	2	(15)	(203)	NM	NM	19	(216)	NM
Corporate/Other	(400)	(537)	(479)	(316)	(415)	(31%)	(4%)	(533)	(1,210)	(127%)
Total	$1,471	$(208)	$1,682	$1,737	$1,432	(18%)	(3%)	$4,650	$4,851	4%

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$28.5	$30.0	$30.6	$32.0	$32.2	1%	13%
EOP deposits	40.6	43.8	43.8	46.0	44.3	(4%)	9%
Average loans	27.2	29.2	30.7	31.7	32.7	3%	20%	25.5	31.7	24%
NCLs as a % of average loans (Mexico Consumer only)	5.46%	5.91%	6.37%	6.13%	6.68%	55 bps	122 bps	5.42%	6.40%	98 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.60%	1.72%	1.71%	1.79%	1.73%	(6) bps	13 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.58%	1.59%	1.64%	1.59%	1.70%	11 bps	12 bps

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$2.7	$2.5	$2.2	$2.1	$2.2	5%	(19%)
EOP deposits	1.3	1.1	0.9	0.8	0.8	-	(38%)
Average loans	2.8	2.6	2.4	2.2	2.2	-	(21%)	3.8	2.3	(39%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$1.8	$1.8	$1.7	$1.1	$0.9	(18%)	(50%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Net interest income	$1,338	$1,379	$1,479	$1,484	$1,263	(15%)	(6%)	$3,776	$4,226	12%
Non-interest revenue(4)	533	(1,050)	682	569	584	3%	10%	1,407	1,835	30%
Total revenues, net of interest expense	1,871	329	2,161	2,053	1,847	(10%)	(1%)	5,183	6,061	17%

Total operating expenses(5)(6)(7)(8)(9)	1,320	1,222	1,324	1,243	1,182	(5%)	(10%)	3,941	3,749	(5%)

Net credit losses on loans	297	341	371	366	433	18%	46%	809	1,170	45%
Credit reserve build (release) for loans	16	75	13	61	19	(69%)	19%	159	93	(42%)
Provision (release) for credit losses on unfunded lending commitments	(6)	2	(3)	(2)	-	100%	100%	(13)	(5)	62%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	20	29	28	15	78	420%	290%	101	121	20%
Provisions for credit losses and for PBC	327	447	409	440	530	20%	62%	1,056	1,379	31%
Income (loss) from continuing operations before taxes	224	(1,340)	428	370	135	(64%)	(40%)	186	933	402%
Income taxes (benefits)	66	147	137	120	57	(53%)	(14%)	36	314	NM
Income (loss) from continuing operations	158	(1,487)	291	250	78	(69%)	(51%)	150	619	313%
NCI	3	9	114	159	152	(4%)	NM	(5)	425	NM
Net income (loss)	$155	$(1,496)	$177	$91	$(74)	NM	NM	$155	$194	25%
EOP assets (in billions)	$86	$86	$87	$87	$86	(1%)	-
Average assets (in billions)	85	87	88	90	89	(1%)	5%	$81	$89	10%
Efficiency ratio	71%	371%	61%	61%	64%	NM	NM	76%	62%	NM
Average allocated TCE (in billions)(10)	$5.1	$5.1	$5.7	$5.7	$5.7	-	12%	$5.1	$5.7	12%

Revenue by line of business
Mexico Consumer/SBMM(3)	$1,722	$1,775	$2,054	$1,991	$2,027	2%	18%	$4,725	$6,072	29%
Asia Consumer(4)(11)	149	(1,434)	105	77	23	(70%)	(85%)	439	205	(53%)
Legacy Holdings Assets (LHA)	-	(12)	2	(15)	(203)	NM	NM	19	(216)	NM
Total	$1,871	$329	$2,161	$2,053	$1,847	(10%)	(1%)	$5,183	$6,061	17%

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$28.5	$30.0	$30.6	$32.0	$32.2	1%	13%
EOP deposits	40.6	43.8	43.8	46.0	44.3	(4%)	9%
Average loans	27.2	29.2	30.7	31.7	32.7	3%	20%	25.5	31.7	24%
NCLs as a % of average loans (Mexico Consumer only)	5.46%	5.91%	6.37%	6.13%	6.68%	55 bps	122 bps	5.42%	6.40%	98 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.60%	1.72%	1.71%	1.79%	1.73%	(6) bps	13 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.58%	1.59%	1.64%	1.59%	1.70%	11 bps	12 bps

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$2.7	$2.5	$2.2	$2.1	$2.2	5%	(19%)
EOP deposits	1.3	1.1	0.9	0.8	0.8	-	(38%)
Average loans	2.8	2.6	2.4	2.2	2.2	-	(21%)	3.8	2.3	(39%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$1.8	$1.8	$1.7	$1.1	$0.9	(18%)	(50%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (North America consumer mortgage loans and other legacy assets).

(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income	$13	$(235)	$(476)	$(547)	$(245)	55%	NM	$301	$(1,268)	NM
Non-interest revenue	(413)	(302)	(3)	231	(170)	NM	59%	(834)	58	NM
Total revenues, net of interest expense	(400)	(537)	(479)	(316)	(415)	(31%)	(4%)	(533)	(1,210)	(127%)

Total operating expenses	849	804	820	977	692	(29%)	(18%)	2,731	2,489	(9%)
Provisions (releases) for other assets, HTM debt securities and other	4	2	(9)	(2)	2	NM	(50%)	8	(9)	NM
Income (loss) from continuing operations before taxes	(1,253)	(1,343)	(1,290)	(1,291)	(1,109)	14%	11%	(3,272)	(3,690)	(13%)
Income taxes (benefits)	(343)	(557)	(611)	(280)	(222)	21%	35%	(958)	(1,113)	(16%)
Income (loss) from continuing operations	(910)	(786)	(679)	(1,011)	(887)	12%	3%	(2,314)	(2,577)	(11%)
Income (loss) from discontinued operations, net of taxes	(1)	(1)	(1)	-	-	-	100%	(2)	(1)	50%
NCI	-	7	(9)	3	(6)	NM	NM	3	(12)	NM
Net income (loss)	$(911)	$(794)	$(671)	$(1,014)	$(881)	13%	3%	$(2,319)	$(2,566)	(11%)

EOP assets (in billions)	$125	$124	$117	$152	$112	(26%)	(10%)
Average allocated TCE (in billions)(2)	35.8	33.9	34.1	34.0	33.6	(1%)	(6%)	$34.3	$35.8	4%

(1) Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2) TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Divestiture-Related Impacts

(Reconciling Items)(1)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue	2	(1)	13	20	12	(40%)	500%	(175)	45	NM
Total revenues, net of interest expense	2	(1)	13	20	12	(40%)	500%	(175)	45	NM
Total operating expenses(2)(3)(4)(5)(6)	766	40	31	25	7	(72%)	(99%)	837	63	(92%)
Net credit losses on loans	(3)	(2)	1	(2)	-	100%	100%	2	(1)	NM
Credit reserve build (release) for loans	-	1	-	-	-	-	-	(11)	-	100%
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	(3)	(1)	1	(2)	-	100%	100%	(9)	(1)	89%
Income (loss) from continuing operations before taxes	(761)	(40)	(19)	(3)	5	NM	NM	(1,003)	(17)	98%
Income taxes (benefits)	16	70	(7)	(1)	(1)	-	NM	(31)	(9)	71%
Income (loss) from continuing operations	(777)	(110)	(12)	(2)	6	NM	NM	(972)	(8)	99%
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
NCI	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(777)	$(110)	$(12)	$(2)	$6	NM	NM	$(972)	$(8)	99%

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other-Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.
(3)	4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2025.
(4)	1Q26 includes approximately $31 million in operating expenses (approximately $23 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026.
(5)	2Q26 includes approximately $25 million in operating expenses (approximately $18 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026.
(6)	3Q26 includes approximately $7 million in operating expenses (approximately $6 million after-tax), largely related to separation costs in Mexico.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

Taxable Equivalent Basis
(In millions of dollars, except as otherwise noted)

	Average Volumes			Interest			% Average Rate(4)

	3Q25	2Q26	3Q26(5)	3Q25	2Q26	3Q26(5)	3Q25	2Q26	3Q26(5)
Assets
Deposits with banks	$332,245	$359,133	$361,153	$3,435	$3,375	$3,514	4.10%	3.77%	3.86%
Securities borrowed and purchased under resale agreements(6)	357,804	440,589	464,076	7,003	6,852	7,196	7.77%	6.24%	6.15%
Trading account assets(7)	523,334	559,737	568,225	5,289	6,112	5,215	4.01%	4.38%	3.64%
Investments	449,689	453,144	471,185	4,177	4,098	4,539	3.69%	3.63%	3.82%
Consumer loans	396,333	410,349	416,849	10,150	10,156	10,649	10.16%	9.93%	10.14%
Corporate loans	328,686	374,696	391,700	5,263	5,502	5,905	6.35%	5.89%	5.98%
Total loans (net of unearned income)(8)	725,019	785,045	808,549	15,413	15,658	16,554	8.43%	8.00%	8.12%
Other interest-earning assets	83,974	113,683	103,152	1,400	1,595	1,774	6.61%	5.63%	6.82%
Total average interest-earning assets	$2,472,065	$2,711,331	$2,776,340	$36,717	$37,690	$38,792	5.89%	5.58%	5.54%

Liabilities
Deposits	$1,180,367	$1,295,173	$1,323,057	$9,163	$8,747	$9,210	3.08%	2.71%	2.76%
Securities loaned and sold under repurchase agreements(6)	401,821	449,213	475,798	7,356	6,713	6,978	7.26%	5.99%	5.82%
Trading account liabilities(7)	107,815	131,577	141,490	755	788	897	2.78%	2.40%	2.52%
Short-term borrowings and other interest-bearing liabilities	147,175	189,438	174,829	1,933	2,046	2,267	5.21%	4.33%	5.14%
Long-term debt(9)	187,340	176,982	188,347	2,543	2,243	2,431	5.39%	5.08%	5.12%
Total average interest-bearing liabilities	$2,024,518	$2,242,383	$2,303,521	$21,750	$20,537	$21,783	4.26%	3.67%	3.75%

Net interest income as a % of average interest-earning assets (NIM)(9)				$14,967	$17,153	$17,009	2.40%	2.54%	2.43%

3Q26 increase (decrease) from:							3 bps	(11) bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $27 million for 3Q25, $28 million for 2Q26 and $27 million for 3Q26.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	3Q26 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

						3Q26 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2025	2025	2026	2026	2026	2Q26	3Q25

Corporate loans by region
North America	$150.1	$155.2	$163.6	$174.8	$184.1	5%	23%
International	185.2	188.5	195.6	202.3	217.2	7%	17%
Total corporate loans	$335.3	$343.7	$359.2	$377.1	$401.3	6%	20%

Corporate loans by segment and reporting unit
Services	$99.4	$99.5	$101.5	$106.6	$103.8	(3%)	4%
Markets	149.7	159.4	165.2	182.5	203.5	12%	36%
Banking	78.8	77.2	84.6	79.8	85.5	7%	9%
All Other—Legacy Franchises—Mexico SBMM(3)	7.4	7.6	7.9	8.2	8.5	4%	15%
Total corporate loans	$335.3	$343.7	$359.2	$377.1	$401.3	6%	20%

Wealth by region
North America	$148.2	$150.2	$150.4	$151.9	$152.0	-	3%
International	53.5	54.1	54.6	56.2	57.6	2%	8%
Total	$201.7	$204.3	$205.0	$208.1	$209.6	1%	4%

USCC
GPCC	$137.7	$143.2	$138.7	$149.2	$150.3	1%	9%
PLCC	29.8	30.5	28.3	28.4	27.6	(3%)	(7%)
Installment Lending	3.8	3.8	3.8	3.8	4.1	8%	8%
Total	$171.3	$177.5	$170.8	$181.4	$182.0	-	6%

All Other—Consumer
Mexico Consumer	$21.2	$22.5	$22.8	$23.9	$23.7	(1%)	12%
Asia Consumer	2.7	2.5	2.2	2.1	2.2	5%	(19%)
Legacy Holdings Assets (LHA)	1.7	1.7	1.6	1.0	0.9	(10%)	(47%)
Total	$25.6	$26.7	$26.6	$27.0	$26.8	(1%)	5%

Total consumer loans	$398.6	$408.5	$402.4	$416.5	$418.4	-	5%

Total loans—EOP	$733.9	$752.2	$761.6	$793.7	$819.7	3%	12%

Total loans—average	$725.0	$736.7	$755.2	$785.0	$808.6	3%	12%

NCLs as a % of total average loans	1.21%	1.18%	1.19%	1.23%	1.09%	(14) bps	(12) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM).
(3)	Includes Legacy Franchises corporate loans activity related to Mexico SBMM, as well as other LHA corporate loans.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

						3Q26 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2025	2025	2026	2026	2026	2Q26	3Q25

Services, Markets, and Banking by region (institutional)
North America	$428.3	$452.9	$478.5	$518.1	$531.8	3%	24%
International	483.1	481.3	499.3	504.3	501.5	(1%)	4%
Total	$911.4	$934.2	$977.8	$1,022.4	$1,033.3	1%	13%

Treasury and Trade Solutions	$740.0	$779.4	$804.5	$828.2	$846.0	2%	14%
Securities Services	151.3	138.4	155.2	174.6	166.6	(5%)	10%
Services	$891.3	$917.8	$959.7	$1,002.8	$1,012.6	1%	14%
Markets	19.3	16.0	17.7	19.1	20.3	6%	5%
Banking	0.8	0.4	0.4	0.5	0.4	(20%)	(50%)
Total	$911.4	$934.2	$977.8	$1,022.4	$1,033.3	1%	13%

Wealth
North America	$278.5	$285.6	$285.8	$279.7	$283.4	1%	2%
International	129.2	126.9	132.1	135.7	135.5	-	5%
Total	$407.7	$412.5	$417.9	$415.4	$418.9	1%	3%

All Other
Legacy Franchises
Mexico Consumer	$29.7	$33.3	$32.6	$34.4	$33.0	(4%)	11%
Mexico SBMM—corporate	10.9	10.5	11.2	11.6	11.3	(3%)	4%
Asia Consumer	1.3	1.1	0.9	0.8	0.8	-	(38%)
Legacy Holdings Assets (LHA)(1)	0.1	0.1	0.1	0.1	0.1	-	-
Corporate/Other	22.8	11.9	5.7	7.9	7.9	-	(65%)
Total	$64.8	$56.9	$50.5	$54.8	$53.1	(3%)	(18%)

Total deposits—EOP	$1,383.9	$1,403.6	$1,446.2	$1,492.6	$1,505.3	1%	9%

Total deposits—average	$1,382.2	$1,422.3	$1,446.4	$1,503.5	$1,528.0	2%	11%

(1)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

															ACLL/EOP
	Balance	Builds (Releases)					FY 2025	Balance	Builds (Releases)				YTD 2026	Balance	Loans
	12/31/24	1Q25	2Q25	3Q25	4Q25	FY 2025	FX/Other	12/31/25	1Q26	2Q26	3Q26	YTD 2026	FX/Other(1)	9/30/26	9/30/26

Allowance for credit losses on loans (ACLL)
Services	$264	$24	$53	$(4)	$(18)	$55	$8	$327	$97	$46	$(23)	$120	$2	$449
Markets	1,030	48	53	(44)	(73)	(16)	13	1,027	23	71	62	156	(4)	1,179
Banking	1,167	78	137	38	136	389	22	1,578	175	(19)	(100)	56	(15)	1,619
Legacy Franchises corporate (Mexico SBMM(2))	95	4	16	(12)	6	14	12	121	4	10	(11)	3	(1)	123
Total corporate ACLL	$2,556	$154	$259	$(22)	$51	$442	$55	$3,053	$299	$108	$(72)	$335	$(18)	$3,370	0.86%
U.S. Cards	$13,560	$(169)	$(12)	$44	$(102)	$(239)	$3	$13,324	$78	$41	$213	$332	$75	$13,731	7.72%
Installment lending	425	(5)	7	11	(15)	(2)	(1)	422	(2)	(1)	(6)	(9)	-	413
Total USCC	$13,985	$(174)	$(5)	$55	$(117)	$(241)	$2	$13,746	$76	$40	$207	$323	$75	$14,144
Wealth	673	64	(65)	(16)	6	(11)	7	669	13	-	34	47	-	716
All Other—consumer	1,360	58	54	28	70	210	209	1,779	9	51	30	90	(8)	1,861
Total consumer ACLL	$16,018	$(52)	$(16)	$67	$(41)	$(42)	$218	$16,194	$98	$91	$271	$460	$67	$16,721	4.00%
Total ACLL	$18,574	$102	$243	$45	$10	$400	$273	$19,247	$397	$199	$199	$795	$49	$20,091	2.48%
Allowance for credit losses on unfunded lending commitments (ACLUC)(3)	$1,601	$108	$(19)	$100	$13	$202	$30	$1,833	$184	$(97)	$134	$221	$(10)	$2,044
Total ACLL and ACLUC	20,175	210	224	145	23	602	303	21,080	581	102	333	1,016	39	22,135
Other(4)(5)	2,002	34	388	74	(17)	479	(2,188)	293	3	(1)	(47)	(45)	(8)	240
Total ACL	$22,177	$244	$612	$219	$6	$1,081	$(1,885)	$21,373	$584	$101	$286	$971	$31	$22,375

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)

1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.

(4)	Includes ACL activity on HTM securities and Other assets.
(5)

The decrease in the Other ACL at December 31, 2025 represents the held-for-sale accounting treatment for AO Citibank (Russia), wherein the assets and liabilities of AO Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$19,123	$19,206	$19,247	$19,636	$19,961	2%	4%	$18,574	$19,247	4%
Gross credit (losses) on loans	(2,726)	(2,724)	(2,820)	(2,981)	(2,774)	7%	(2%)	(8,375)	(8,575)	(2%)
Gross recoveries on loans	512	534	612	577	557	(3%)	9%	1,468	1,746	19%
Net credit (losses) / recoveries on loans (NCLs)	(2,214)	(2,190)	(2,208)	(2,404)	(2,217)	(8%)	-	(6,907)	(6,829)	(1%)
Replenishment of NCLs	2,214	2,190	2,208	2,404	2,217	(8%)	-	6,907	6,829	(1%)
Net reserve builds / (releases) for loans	45	10	397	199	199	-	342%	390	795	104%
Provision for credit losses on loans (PCLL)	2,259	2,200	2,605	2,603	2,416	(7%)	7%	7,297	7,624	4%
Other, net(1)(2)(3)(4)(5)(6)	38	31	(8)	126	(69)	NM	NM	242	49	(80%)
ACLL at end of period (a)	$19,206	$19,247	$19,636	$19,961	$20,091	1%	5%	$19,206	$20,091	5%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7)(8) (a)	$1,820	$1,833	$2,013	$1,899	$2,044	8%	12%	$1,820	$2,044	12%

Provision (release) for credit losses on unfunded lending commitments(8)	$100	$13	$184	$(97)	$134	NM	34%	$189	$221	17%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$21,026	$21,080	$21,649	$21,860	$22,135	1%	5%	$21,026	$22,135	5%

Total ACLL as a % of total loans(9)	2.65%	2.58%	2.61%	2.54%	2.48%	(6) bps	(17) bps
Total NCLs (annualized) as a % of total average loans	1.21%	1.18%	1.19%	1.23%	1.09%	(14) bps	(12) bps	1.30%	1.17%	(13) bps

Consumer
ACLL at beginning of period	$16,100	$16,205	$16,194	$16,297	$16,510	1%	3%	$16,018	$16,194	1%

NCLs	(2,122)	(2,148)	(2,200)	(2,270)	(2,159)	(5%)	2%	(6,584)	(6,629)	1%
Replenishment of NCLs	2,122	2,148	2,200	2,270	2,159	(5%)	2%	6,584	6,629	1%
Net reserve builds / (releases) for loans	67	(41)	98	91	271	198%	304%	(1)	460	NM
Provision for credit losses on loans (PCLL)	2,189	2,107	2,298	2,361	2,430	3%	11%	6,583	7,089	8%
Other, net(1)(2)(3)(4)(5)(6)	38	30	5	122	(60)	NM	NM	188	67	(64%)
ACLL at end of period (b)	$16,205	$16,194	$16,297	$16,510	$16,721	1%	3%	$16,205	$16,721	3%

Consumer ACLUC(7)(8) (b)	$20	$24	$297	$23	$23	-	15%	$20	$23	15%

Provision (release) for credit losses on unfunded lending commitments(8)	$(4)	$3	$274	$(274)	$(1)	100%	75%	$(8)	$(1)	88%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$16,225	$16,218	$16,594	$16,533	$16,744	1%	3%	$16,225	$16,744	3%

Consumer ACLL as a % of total consumer loans	4.07%	3.96%	4.05%	3.96%	4.00%	4 bps	(7) bps
Consumer NCLs (annualized) as a % of total consumer average loans	2.12%	2.12%	2.21%	2.22%	2.06%	(16) bps	(6) bps	2.25%	2.16%	(9) bps

Corporate
ACLL at beginning of period	$3,023	$3,001	$3,053	$3,339	$3,451	3%	14%	$2,556	$3,053	19%

NCLs	(92)	(42)	(8)	(134)	(58)	(57%)	(37%)	(323)	(200)	(38%)
Replenishment of NCLs	92	42	8	134	58	(57%)	(37%)	323	200	(38%)
Net reserve builds / (releases) for loans	(22)	51	299	108	(72)	NM	(227%)	391	335	(14%)
Provision for credit losses on loans (PCLL)	70	93	307	242	(14)	NM	NM	714	535	(25%)
Other, net(1)	-	1	(13)	4	(9)	NM	NM	54	(18)	NM
ACLL at end of period (c)	$3,001	$3,053	$3,339	$3,451	$3,370	(2%)	12%	$3,001	$3,370	12%

Corporate ACLUC(7) (c)	$1,800	$1,809	$1,716	$1,876	$2,021	8%	12%	$1,800	$2,021	12%

Provision (release) for credit losses on unfunded lending commitments	$104	$10	$(90)	$177	$135	(24%)	30%	$197	$222	13%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,801	$4,862	$5,055	$5,327	$5,391	1%	12%	$4,801	$5,391	12%

Corporate ACLL as a % of total corporate loans(10)	0.92%	0.91%	0.95%	0.94%	0.86%	(8) bps	(6) bps
Corporate NCLs (annualized) as a % of total corporate average loans	0.11%	0.05%	0.01%	0.14%	0.06%	(8) bps	(5) bps	0.14%	0.07%	(7) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	3Q25 primarily relates to FX translation.
(3)	4Q25 primarily relates to FX translation.
(4)	1Q26 primarily relates to FX translation.
(5)	2Q26 includes approximately $78 million related to an acquired portfolio and an increase of approximately $48 million related to FX translation.
(6)	3Q26 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	1Q26 includes a reserve build related to Citi's forward purchase commitment of the additional American Airlines co-branded card portfolio. This was released from unfunded lending commitments in 2Q26 and re-established as a reserve for the loans that were acquired.
(9)	Excludes loans that are carried at fair value of $7.9 billion, $6.9 billion, $8.5 billion, $8.2 billion, and $8.5 billion at September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026, and September 30, 2026, respectively.
(10)	Excludes loans that are carried at fair value of $7.9 billion, $6.8 billion, $8.5 billion, $8.2 billion, and $8.5 billion at September 30, 2025, December 31, 2025, March 31, 2026, June 30, 2026, and September 30, 2026, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q26 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2025	2025	2026	2026	2026	2Q26	3Q25

Corporate non-accrual loans by region(1)
North America	$1,280	$1,145	$955	$784	$778	(1%)	(39%)
International	791	856	1,002	963	954	(1%)	21%
Total	$2,071	$2,001	$1,957	$1,747	$1,732	(1%)	(16%)

Corporate non-accrual loans(1)
Banking	$820	$919	$971	$772	$797	3%	(3%)
Services	187	337	393	419	416	(1%)	122%
Markets	926	622	472	413	400	(3%)	(57%)
Mexico SBMM	138	123	121	143	119	(17%)	(14%)
Total	$2,071	$2,001	$1,957	$1,747	$1,732	(1%)	(16%)

Consumer non-accrual loans(1)
Wealth	$886	$847	$660	$728	$762	5%	(14%)
USCC	22	22	21	20	22	10%	-
Mexico Consumer	526	585	577	631	641	2%	22%
Asia Consumer	16	15	12	13	12	(8%)	(25%)
Legacy Holdings Assets—Consumer	157	149	144	90	85	(6%)	(46%)
Total	$1,607	$1,618	$1,414	$1,482	$1,522	3%	(5%)

Total non-accrual loans (NAL)	$3,678	$3,619	$3,371	$3,229	$3,254	1%	(12%)

Other real estate owned (OREO)(2)	$29	$22	$34	$34	$68	100%	134%

NAL as a percentage of total loans	0.50%	0.48%	0.44%	0.41%	0.40%	(1) bps	(10) bps

ACLL as a percentage of NAL	522%	532%	582%	618%	617%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP REGULATORY CAPITAL, RATIOS AND COMPOSITION

(In millions of dollars or shares, except ratios)

	Sep. 30,		Dec. 31,		March 31,		June 30,		September 30,
Regulatory Capital, Ratios and Components	2025		2025		2026		2026		2026(1)

Risk-Based Capital Metrics
Standardized Approach
CET1 Capital	$158,480		$157,099		$154,729		$157,547		$157,424
Tier 1 Capital	178,793		179,675		176,885		180,941		179,462
Total Capital	215,365		216,468		213,683		217,595		214,339
Risk-Weighted Assets (RWA)	1,194,274		1,192,174		1,214,025		1,232,309		1,231,898
CET1 Capital Ratio	13.27%	(a)	13.18%	(a)	12.75%	(a)	12.78%	(a)	12.8%	(a)
Tier 1 Capital Ratio	14.97%	(a)	15.07%		14.57%	(a)	14.68%	(a)	14.6%	(a)
Total Capital Ratio	18.03%		18.16%		17.60%		17.66%		17.4%

Advanced Approaches
CET1 Capital	$158,480		$157,099		$154,729		$157,547		$157,424
Tier 1 Capital	178,793		179,675		176,885		180,941		179,462
Total Capital	206,617		206,170		204,606		208,280		205,022
Risk-Weighted Assets (RWA)	1,349,747		1,316,371		1,323,969		1,329,505		1,309,175
CET1 Capital Ratio	11.74%		11.93%		11.69%		11.85%		12.0%
Tier 1 Capital Ratio	13.25%		13.65%	(a)	13.36%		13.61%		13.7%
Total Capital Ratio	15.31%	(a)	15.66%	(a)	15.45%	(a)	15.67%	(a)	15.7%	(a)

CET1 Capital Composition
Citigroup common stockholders’ equity(2)	$194,038		$192,304		$191,478		$192,534		$191,423
Add: qualifying noncontrolling interests	217		226		236		171		190
Regulatory capital adjustments and deductions:
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(116)		10		(239)		(510)		(1,367)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,443)		(1,919)		(431)		(1,638)		(1,126)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(3)	17,876		18,482		18,373		18,391		18,424
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,169		3,135		3,150		3,829		3,751
Defined benefit pension plan net assets and other	1,725		1,822		1,730		1,711		1,493
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	10,807		10,784		10,465		10,214		9,889
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(4)	3,757		3,117		3,937		3,161		3,125
CET1 Capital	$158,480		$157,099		$154,729		$157,547		$157,424

Supplementary Leverage Ratio and Components
CET1 Capital	$158,480		$157,099		$154,729		$157,547		$157,424
Additional Tier 1 Capital (AT1)(5)	20,313		22,576		22,156		23,394		22,038
Total Tier 1 Capital (T1C) (CET1 + AT1)	$178,793		$179,675		$176,885		$180,941		$179,462
Total Leverage Exposure (TLE)	$3,236,413		$3,276,212		$3,368,515		$3,514,390		$3,593,123
Supplementary Leverage ratio (T1C/TLE)	5.52%		5.48%		5.25%		5.15%		5.0%

(a)	Denotes Cit's binding constraint for each respective quarter.
(1)	September 30, 2026 is preliminary.
(2)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(3)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(4)	For all periods presented, this deduction relates only to DTAs arising from temporary differences exceeding the 10% limitation.
(5)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period's presentation.

TANGIBLE COMMON EQUITY (TCE), COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders' equity	$193,973	$192,241	$191,409	$192,465	$191,359	(1%)	(1%)
Less:
Goodwill	19,126	19,098	18,997	19,012	19,072
Identifiable intangible assets (other than MSRs)	3,582	3,525	3,539	4,216	4,138
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-
Tangible common equity (TCE)(1)	$171,265	$169,618	$168,873	$169,237	$168,149	(1%)	(2%)
Common shares outstanding (CSO)	1,789.3	1,747.5	1,705.6	1,677.4	1,655.2	(1%)	(7%)
Book value per share (common equity/CSO)	$108.41	$110.01	$112.22	$114.74	$115.61	1%	7%
Tangible book value per share (TCE/CSO)(1)	$95.72	$97.06	$99.01	$100.89	$101.59	1%	6%

Return on Common Equity (RoCE) and Return on Tangible Common Equity (RoTCE)
Net income (loss)	$3,752	$2,471	$5,785	$5,831	$5,245			$11,835	$16,861
Preferred dividends	274	284	305	338	353			830	996
Net income (loss) available to common shareholders	3,478	2,187	5,480	5,493	4,892			11,005	15,865
Average common stockholders' equity	195,471	193,205	192,606	193,160	192,809	-	(1%)	194,296	192,858	(1%)
Less:
Average goodwill and intangibles	23,169	22,763	23,360	24,105	24,116			23,485	23,889
Average TCE	$172,302	$170,442	$169,246	$169,055	$168,693	-	(2%)	$170,811	$168,969	(1%)
RoCE	7.1%	4.5%	11.5%	11.4%	10.1%	(130) bps	300 bps	7.6%	11.0%	340 bps
RoTCE	8.0%	5.1%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps

Average TCE (in billions of dollars)(1)(2)
Services	$33.0	$33.0	$33.5	$33.5	$33.5	-	2%	$33.0	$33.5	2%
Markets	53.5	53.5	56.4	56.4	56.4	-	5%	53.5	56.4	5%
Banking	9.2	9.2	7.8	7.8	7.8	-	(15%)	9.2	7.8	(15%)
Wealth	15.4	15.4	16.2	16.2	16.2	-	5%	15.4	16.2	5%
USCC	20.3	20.3	15.5	15.5	15.5	-	(24%)	20.3	15.5	(24%)
All Other	40.9	39.0	39.8	39.7	39.3	(1%)	(4%)	39.4	39.6	1%
Total Citi average TCE	$172.3	$170.4	$169.2	$169.1	$168.7	-	(2%)	$170.8	$169.0	(1%)

Add:
Average goodwill	$19.6	$19.2	$19.9	$20.2	$19.9			$20.7	$22.0
Average intangible assets (other than MSRs)	3.6	3.6	3.5	3.9	4.2			2.8	1.9
Total Citi average common stockholders' equity (in billions of dollars)	$195.5	$193.2	$192.6	$193.2	$192.8	-	(1%)	$194.3	$192.9	(1%)

Income (loss) available to common shareholders (in billions of dollars)(3)
Services	$2.1	$2.5	$2.2	$2.6	$2.6	-	24%	$5.6	$7.4	32%
Markets	1.7	0.8	2.6	2.4	1.7	(29%)	-	5.4	6.7	24%
Banking	0.3	0.4	0.3	0.4	0.4	-	33%	0.6	1.0	67%
Wealth	0.3	0.3	0.4	0.6	0.6	-	100%	0.9	1.6	78%
USCC	0.9	0.9	0.7	0.9	0.9	-	-	2.5	2.4	(4%)
All Other—managed basis(3)	(1.0)	(2.6)	(0.7)	(1.4)	(1.3)	7%	(30%)	(3.0)	(3.2)	(7%)
Reconciling Items—divestiture-related impacts(4)	(0.8)	(0.1)	-	-	-	-	100%	(1.0)	-	100%
Total Citi income (loss) available to common shareholders(3)	$3.5	$2.2	$5.5	$5.5	$4.9	(11%)	40%	$11.0	$15.9	45%

RoTCE(1)
Services	25.0%	30.0%	27.0%	30.9%	31.2%	30 bps	620 bps	22.8%	29.7%	690 bps
Markets	12.6%	6.2%	18.7%	17.0%	12.3%	(470) bps	(30) bps	13.4%	15.9%	250 bps
Banking	11.6%	15.3%	15.8%	18.0%	19.2%	120 bps	760 bps	8.5%	17.7%	920 bps
Wealth	7.8%	7.7%	10.8%	14.4%	14.3%	(10) bps	650 bps	7.6%	13.2%	560 bps
USCC	18.2%	17.3%	19.2%	22.0%	21.8%	(20) bps	360 bps	16.6%	21.0%	440 bps
All Other—managed basis(3)	(10.0%)	(26.2%)	(8.1%)	(12.8%)	(13.2%)	NM	NM	(10.2%)	(18.8%)	NM
Reconciling Items—divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A			N/A	N/A
Total Citi RoTCE	8.0%	5.1%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps

(1)	TCE, TBVPS, and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)

Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology, which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, and a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, is periodically reassessed and as a result, the TCE allocated to the segments may change.

(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

FX Impact

(In millions of dollars)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Foreign currency (FX) translation impact

Total Citigroup

Total revenues—as reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Impact of FX translation(1)	103	189	67	(78)	-			899	-
Total revenues—Ex-FX(1)	$22,193	$20,060	$24,700	$24,688	$23,845	(3%)	7%	$66,253	$73,244	11%

Total operating expenses—as reported	$14,290	$13,840	$14,311	$14,215	$13,952	(2%)	(2%)	$41,292	$42,478	3%
Impact of FX translation(1)	152	104	(17)	(11)	-			746	-
Total operating expenses—Ex-FX(1)	$14,442	$13,944	$14,294	$14,204	$13,952	(2%)	(3%)	$42,038	$42,478	1%

Total provisions for credit losses and PBC—as reported	$2,450	$2,220	$2,805	$2,522	$2,586	3%	6%	$8,045	$7,913	(2%)
Impact of FX translation(1)	17	21	6	(5)	-			145	-
Total provisions for credit losses and PBC—Ex-FX(1)	$2,467	$2,241	$2,811	$2,517	$2,586	3%	5%	$8,190	$7,913	(3%)

Total EBIT—as reported	$5,350	$3,811	$7,517	$8,029	$7,307	(9%)	37%	$16,017	$22,853	43%
Impact of FX translation(1)	(66)	64	78	(62)	-			8	-
Total EBIT—Ex-FX(1)	$5,284	$3,875	$7,595	$7,967	$7,307	(8%)	38%	$16,025	$22,853	43%

Total EOP Loans—as reported	$734	$752	$762	$794	$820	3%	12%
Impact of FX translation(1)	(2)	(2)	(1)	(1)	-
Total EOP Loans—Ex-FX(1)	$732	$750	$761	$793	$820	3%	12%

Total EOP Deposits—as reported	$1,384	$1,404	$1,446	$1,493	$1,505	1%	9%
Impact of FX translation(1)	(4)	(5)	1	-	-
Total EOP Deposits—Ex-FX(1)	$1,380	$1,399	$1,447	$1,493	$1,505	1%	9%

Total Average Loans—as reported	$725	$737	$755	$785	$809	3%	12%	$709	$783	10%
Impact of FX translation(1)	2	2	-	-	-			7	-
Total Average Loans—Ex-FX(1)	$727	$739	$755	$785	$809	3%	11%	$716	$783	9%

Total Average Deposits—as reported	$1,382	$1,422	$1,446	$1,504	$1,528	2%	11%	$1,343	$1,493	11%
Impact of FX translation(1)	2	4	(1)	(1)	-			15	-
Total Average Deposits—Ex-FX(1)	$1,384	$1,426	$1,445	$1,503	$1,528	2%	10%	$1,358	$1,493	10%

Legacy Franchises—Mexico Consumer/SBMM

All Other—Legacy Franchises (LF) Mexico Consumer/SBMM revenues—as reported	$1,722	$1,775	$2,054	$1,996	$2,032	2%	18%	$4,725	$6,082	29%
Impact of FX translation(1)	99	75	9	(1)	-			458	-
All Other—LF Mexico Consumer/SBMM revenues—Ex-FX(1)	$1,821	$1,850	$2,063	$1,995	$2,032	2%	12%	$5,183	$6,082	17%

All Other—LF Mexico Consumer/SBMM expenses—as reported	$1,772	$962	$1,181	$1,060	$1,058	-	(40%)	$3,816	$3,299	(14%)
Impact of FX translation(1)	116	44	5	(1)	-			421	-
All Other—LF Mexico Consumer/SBMM expenses—Ex-FX(1)	$1,888	$1,006	$1,186	$1,059	$1,058	-	(44%)	$4,237	$3,299	(22%)

(1)

Reflects the impact of foreign currency (FX) translation into U.S. dollars applying the third quarter of 2026 average exchange rates for all quarterly periods, and YTD 2026 average exchange rates for nine-months results, with the exception of EOP loans and deposits, which were calculated based on exchange rates as of September 30, 2026. Citi's results excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Total Citigroup revenues, net interest income (NII) and non-interest revenues (NIR)

Total Citigroup revenues—as reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Less:
Total divestiture-related Impacts on revenues	2	(1)	13	20	12			(175)	45
Total Citigroup revenues, excluding divestitures impacts(*)	$22,088	$19,872	$24,620	$24,746	$23,833	(4%)	8%	$65,529	$73,199	12%

Total Citigroup revenues—as reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(1)	-	(1,173)	-	-	-			-	-
Total Citigroup revenues, excluding notable item(s) impact(*)	$22,090	$21,044	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%

Total Citigroup net interest income (NII)—as reported	$14,940	$15,665	$15,741	$17,125	$16,982	(1%)	14%	$44,127	$49,848	13%
Markets NII(2)	2,178	2,761	2,797	4,002	3,273			6,926	10,072
Citigroup NII ex-Markets(*)	$12,762	$12,904	$12,944	$13,123	$13,709	4%	7%	$37,201	$39,776	7%

Total Citigroup non-interest revenue (NIR)—as reported	$7,150	$4,206	$8,892	$7,641	$6,863	(10%)	(4%)	$21,227	$23,396	10%
Markets NIR(2)	3,567	1,848	4,449	3,005	2,840			10,874	10,294
Citigroup NIR ex-Markets(*)	$3,583	$2,358	$4,443	$4,636	$4,023	(13%)	12%	$10,353	$13,102	27%
Less:
Notable item—Russia HFS accounting treatment loss impact on revenues(3)	-	(1,192)	-	-	-			-	-
Citigroup NIR ex-Markets, excluding notable item(s) impact(*)	$3,583	$3,550	$4,443	$4,636	$4,023	(13%)	12%	$10,353	$13,102	27%

Total Citigroup operating expenses

Total Citigroup operating expenses—as reported	$14,290	$13,840	$14,311	$14,215	$13,952	(2%)	(2%)	$41,292	$42,478	3%
Less:
Notable item—Mexico goodwill impairment charge impact on operating expenses(4)	726	-	-	-	-			726	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,564	$13,840	$14,311	$14,215	$13,952	(2%)	3%	$40,566	$42,478	5%

Total Citigroup revenues—as reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Total Citigroup operating expenses—as reported	14,290	13,840	14,311	14,215	13,952	(2%)	(2%)	41,292	42,478	3%
Total Citigroup efficiency ratio—as reported	64.7%	69.6%	58.1%	57.4%	58.5%	110 bps	(620) bps	63.2%	58.0%	(520) bps
Less:
Notable item(s) impact(s) on revenues(1)	-	(1,173)	-	-	-			-	-
Total Citigroup revenues, excluding notable item(s)(*)	$22,090	$21,044	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Less:
Notable item(s) impact(s) on operating expenses(4)	726	-	-	-	-			726	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$13,564	$13,840	$14,311	$14,215	$13,952	(2%)	3%	$40,566	$42,478	5%
Total Citigroup efficiency ratio, excluding notable item(s)(*)	61.4%	65.8%	58.1%	57.4%	58.5%	110 bps	(290) bps	62.1%	58.0%	(410) bps

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 6 for details.
(3)	See footnote 4 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup ex-Markets NIR number above.
(4)	See footnote 2 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Total Citigroup operating expenses

Total Citigroup other operating expenses(1)—as reported	$3,386	$3,168	$2,369	$2,613	$2,745	5%	(19%)	$8,341	$7,727	(7%)
Less:
Notable item—Mexico goodwill impairment charge impact on other operating expenses(2)	726	-	-	-	-			726	-
Total Citigroup other operating expenses, excluding notable item(s)(*)	$2,660	$3,168	$2,369	$2,613	$2,745	5%	3%	$7,615	$7,727	1%

Notable items adjustments

Total Citigroup net income—as reported	$3,752	$2,471	$5,785	$5,831	$5,245	(10%)	40%	$11,835	$16,861	42%
Less notable items:
Russia HFS accounting treatment loss impact on net income(3)	-	(1,123)	-	-	-			-	-
Mexico goodwill impairment charge impact on net income(2)	(714)	-	-	-	-			(714)	-
Total Citigroup net income, excluding notable Item(s)(*)	$4,466	$3,594	$5,785	$5,831	$5,245	(10%)	17%	$12,549	$16,861	34%

Total Citigroup diluted EPS—as reported	$1.86	$1.19	$3.06	$3.15	$2.85	(10%)	53%	$5.78	$9.07	57%
Less:
Notable item(s)(2)(3)	(0.38)	(0.62)	-	-	-			(0.37)	-
Total Citigroup diluted EPS, excluding notable item(s)(*)	$2.24	$1.81	$3.06	$3.15	$2.85	(10%)	27%	$6.15	$9.07	47%

Total Citigroup diluted EPS—as reported	$1.86	$1.19	$3.06	$3.15	$2.85	(10%)	53%	$5.78	$9.07	57%
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	-	(0.62)	-	-	-			-	-
Total Citigroup diluted EPS, excluding notable item(*)	$1.86	$1.81	$3.06	$3.15	$2.85	(10%)	53%	$5.78	$9.07	57%

Total Citigroup RoCE—as reported	7.1%	4.5%	11.5%	11.4%	10.1%	(130) bps	300 bps	7.6%	11.0%	340 bps
Less:
Notable item(s)(2)(3)	(140) bps	(230) bps	0 bps	0 bps	0 bps			(50) bps	0 bps
Total Citigroup RoCE, excluding notable items(*)	8.5%	6.8%	11.5%	11.4%	10.1%	(130) bps	160 bps	8.1%	11.0%	290 bps

Total Citigroup RoTCE—as reported	8.0%	5.1%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps
Less:
Notable item(s)(2)(3)	(170) bps	(260) bps	0 bps	0 bps	0 bps			(60) bps	0 bps
Total Citigroup RoTCE, excluding notable items(*)	9.7%	7.7%	13.1%	13.0%	11.5%	(150) bps	180 bps	9.2%	12.6%	340 bps

All Other (managed basis)(4)(*)

All Other revenues—managed basis(*)	$1,471	$(208)	$1,682	$1,737	$1,432	(18%)	(3%)	$4,650	$4,851	4%
Add:
Total divestiture-related impacts on revenues	2	(1)	13	20	12			(175)	45
All Other revenues—U.S. GAAP	$1,473	$(209)	$1,695	$1,757	$1,444	(18%)	(2%)	$4,475	$4,896	9%

All Other operating expenses—managed basis(*)	$2,169	$2,026	$2,144	$2,220	$1,874	(16%)	(14%)	$6,672	$6,238	(7%)
Add:
Total divestiture-related impacts on operating expenses(5)	766	40	31	25	7			837	63
All Other operating expenses—U.S. GAAP	$2,935	$2,066	$2,175	$2,245	$1,881	(16%)	(36%)	$7,509	$6,301	(16%)

All Other provisions for credit losses—managed basis(*)	$331	$449	$400	$438	$532	21%	61%	$1,064	$1,370	29%
Add:
Total divestiture-related impacts on provisions for credit losses	(3)	(1)	1	(2)	-			(9)	(1)
All Other provisions for credit losses—U.S. GAAP	$328	$448	$401	$436	$532	22%	62%	$1,055	$1,369	30%

All Other EBIT—managed basis(*)	$(1,029)	$(2,683)	$(862)	$(921)	$(974)	(6%)	5%	$(3,086)	$(2,757)	11%
Add:
Total divestiture-related impacts on revenues	2	(1)	13	20	12			(175)	45
Total divestiture-related impacts on operating expenses(5)	(766)	(40)	(31)	(25)	(7)			(837)	(63)
Total divestiture-related impacts on provisions for credit losses	3	1	(1)	2	-			9	1
All Other EBIT—U.S. GAAP	$(1,790)	$(2,723)	$(881)	$(924)	$(969)	(5%)	46%	$(4,089)	$(2,774)	32%

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 2 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

All Other (managed basis)(1)(*)

All Other net income (loss)—managed basis	$(756)	$(2,290)	$(494)	$(923)	$(955)	(3%)	(26%)	$(2,164)	$(2,372)	(10%)
Add:
Total divestiture-related impacts on revenue	2	(1)	13	20	12			(175)	45
Total divestiture-related impacts on operating expenses(2)	(766)	(40)	(31)	(25)	(7)			(837)	(63)
Total divestiture-related impacts on provisions for credit losses	3	1	(1)	2	-			9	1
Total divestiture-related impacts on income taxes	(16)	(70)	7	1	1			31	9
All Other net income (loss)—U.S. GAAP	$(1,533)	$(2,400)	$(506)	$(925)	$(949)	(3%)	38%	$(3,136)	$(2,380)	24%

Legacy Franchises (LF) (managed basis)(1)(*)

Legacy Franchises revenues (managed basis)—as reported	$1,871	$329	$2,161	$2,053	$1,847	(10%)	(1%)	$5,183	$6,061	17%
Less:
Notable item—portion of Russia HFS accounting treatment loss impact on LF revenues(3)	-	(1,556)	-	-	-			-	-
LF revenues, excluding notable item(s) impact(*)	$1,871	$1,885	$2,161	$2,053	$1,847	(10%)	(1%)	$5,183	$6,061	17%

LF revenues—managed basis(*)	$1,871	$329	$2,161	$2,053	$1,847	(10%)	(1%)	$5,183	$6,061	17%
Add:
Total divestiture-related impacts on revenues	2	(1)	13	20	12			(175)	45
LF revenues—U.S. GAAP	$1,873	$328	$2,174	$2,073	$1,859	(10%)	(1%)	$5,008	$6,106	22%

LF operating expenses—managed basis(*)	$1,320	$1,222	$1,324	$1,243	$1,182	(5%)	(10%)	$3,941	$3,749	(5%)
Add:
Total divestiture-related impacts on operating expenses(2)	766	40	31	25	7			837	63
LF operating expenses—U.S. GAAP	$2,086	$1,262	$1,355	$1,268	$1,189	(6%)	(43%)	$4,778	$3,812	(20%)

LF provisions for credit losses—managed basis(*)	$327	$447	$409	$440	$530	20%	62%	$1,056	$1,379	31%
Add:
Total divestiture-related impacts on provisions for credit losses	(3)	(1)	1	(2)	-			(9)	(1)
LF provisions for credit losses—U.S. GAAP	$324	$446	$410	$438	$530	21%	64%	$1,047	$1,378	32%

LF EBIT—managed basis(*)	$224	$(1,340)	$428	$370	$135	(64%)	(40%)	$186	$933	402%

Add:
Total divestiture-related impacts on revenue	2	(1)	13	20	12			(175)	45
Total divestiture-related impacts on operating expenses(2)	(766)	(40)	(31)	(25)	(7)			(837)	(63)
Total divestiture-related impacts on provisions for credit losses	3	1	(1)	2	-			9	1
LF EBIT—U.S. GAAP	$(537)	$(1,380)	$409	$367	$140	(62%)	NM	$(817)	$916	NM

LF net income (loss)—managed basis(*)	$155	$(1,496)	$177	$91	$(74)	NM	NM	$155	$194	25%
Add:
Total divestiture-related impacts on revenue	2	(1)	13	20	12			(175)	45
Total divestiture-related impacts on operating expenses(2)	(766)	(40)	(31)	(25)	(7)			(837)	(63)
Total divestiture-related impacts on provisions for credit losses	3	1	(1)	2	-			9	1
Total divestiture-related impacts on income taxes	(16)	(70)	7	1	1			31	9
LF net income (loss)—U.S. GAAP	$(622)	$(1,606)	$165	$89	$(68)	NM	89%	$(817)	$186	NM

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(3)	See footnote 4 on page 12 for details.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Services

Services revenues—as reported	$5,730	$6,272	$6,103	$6,382	$6,614	4%	15%	$16,364	$19,099	17%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	356	-	-	-			-	-
Services revenues, excluding notable item(s) impact(*)	$5,730	$5,916	$6,103	$6,382	$6,614	4%	15%	$16,364	$19,099	17%

Services non-interest revenue (NIR)—as reported	$1,907	$2,222	$1,960	$2,091	$2,142	2%	12%	$5,413	$6,193	14%
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	356	-	-	-			-	-
Services NIR, excluding notable item(s) impact(*)	$1,907	$1,866	$1,960	$2,091	$2,142	2%	12%	$5,413	$6,193	14%

Banking—Corporate Lending revenues

Banking—Corporate Lending revenues—as reported	$409	$417	$441	$374	$391	5%	(4%)	$1,186	$1,206	2%
Gain (loss) on loan hedges(2)	(44)	(26)	50	(32)	9			(92)	27
Banking—Corporate Lending revenues—excluding gain (loss) on loan hedges(*)	$453	$443	$391	$406	$382	(6%)	(16%)	$1,278	$1,179	(8%)

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 7 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)
Total Citigroup revenues

Total Citigroup revenues—as reported	$22,090	$19,871	$24,633	$24,766	$23,845	(4%)	8%	$65,354	$73,244	12%
Less:
Total divestiture-related impacts on revenues	2	(1)	13	20	12			(175)	45
Notable item—Russia HFS accounting treatment loss impact on revenues(2)	-	(1,173)	-	-	-			-	-
Total Citigroup revenues, excluding divestitures impacts and Russia loss(*)	$22,088	$21,045	$24,620	$24,746	$23,833	(4%)	8%	$65,529	$73,199	12%

Total Citigroup operating expenses—as reported	$14,290	$13,840	$14,311	$14,215	$13,952	(2%)	(2%)	$41,292	$42,478	3%
Less:
Total divestiture-related impacts on expenses(3)	766	40	31	25	7			837	63
FDIC special assessment(4)	(47)	(191)	-	-	-			(47)	-
Total Citigroup operating expenses, excluding divestitures impacts and FDIC special assessment(4)(*)	$13,571	$13,991	$14,280	$14,190	$13,945	(2%)	3%	$40,502	$42,415	5%

Total Citigroup operating expenses—as reported	$14,290	$13,840	$14,311	$14,215	$13,952	(2%)	(2%)	$41,292	$42,478	3%
Less:
Goodwill impairment(5)	726	-	-	-	-			726	-
Total Citigroup operating expenses, excluding goodwill impairment(*)	$13,564	$13,840	$14,311	$14,215	$13,952	(2%)	3%	$40,566	$42,478	5%

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE—as reported	7.1%	4.5%	11.5%	11.4%	10.1%	(130) bps	300 bps	7.6%	11.0%	340 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(2)	0 bps	(230) bps	0 bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoCE, excluding notable item(*)	7.1%	6.8%	11.5%	11.4%	10.1%	(130) bps	300 bps	7.6%	11.0%	340 bps

Total Citigroup RoTCE—as reported	8.0%	5.1%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(2)	0 bps	(260) bps	0 bps	0 bps	0 bps			0 bps	0 bps
Total Citigroup RoTCE, excluding notable item(*)	8.0%	7.7%	13.1%	13.0%	11.5%	(150) bps	350 bps	8.6%	12.6%	400 bps

*	Represents a non-GAAP financial measure.
(1)	Not used.
(2)	See footnote 4 on page 12 for details.
(3)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(4)	Federal Deposit Insurance Corporation (FDIC) Special Assessment.
(5)	See footnote 2 on page 14 for details.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

						3Q26 Increase/		Nine	Nine	YTD 2026 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2025 Increase
	2025	2025	2026	2026	2026	2Q26	3Q25	2025	2026	(Decrease)

Legacy Franchises (LF) exits contribution

Revenues

Closed or signed markets revenues—Ex-divestitures	$122	$(1,456)	$77	$54	$(1)	NM	NM	$348	$130	(63%)
Add:
Divestiture-related impacts on closed or signed markets revenues	2	(1)	13	15	7			(175)	35
Closed or signed markets revenues—U.S. GAAP	$124	$(1,457)	$90	$69	$6	(91%)	(95%)	$173	$165	(5%)

Mexico Consumer/SBMM revenues—Ex-divestitures	$1,722	$1,775	$2,054	$1,991	$2,027	2%	18%	$4,725	$6,072	29%
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	5	5			-	10
Mexico Consumer/SBMM revenues—U.S. GAAP	$1,722	$1,775	$2,054	$1,996	$2,032	2%	18%	$4,725	$6,082	29%

Wind-downs/sale/other revenues—Ex-divestitures	$27	$10	$30	$8	$(179)	NM	NM	$110	$(141)	NM
Add:
Divestiture-related impacts on wind-downs/sale/other revenues	-	-	-	-	-			-	-
Wind-downs/sale/other revenues—U.S. GAAP	$27	$10	$30	$8	$(179)	NM	NM	$110	$(141)	NM

Expenses

Closed or signed markets expenses—Ex-divestitures	$133	$108	$75	$68	$(1)	NM	NM	$429	$142	(67%)
Add:
Divestiture-related impacts on closed or signed markets expenses	4	8	5	6	2			21	13
Closed or signed markets expenses—U.S. GAAP	$137	$116	$80	$74	$1	(99%)	(99%)	$450	$155	(66%)

Mexico Consumer/SBMM expenses—Ex-divestitures	$1,013	$928	$1,157	$1,041	$1,054	1%	4%	$3,006	$3,252	8%
Add:
Divestiture-related impacts on Mexico/SBMM	759	34	24	19	4			810	47
Mexico Consumer/SBMM expenses—U.S. GAAP	$1,772	$962	$1,181	$1,060	$1,058	-	(40%)	$3,816	$3,299	(14%)

Wind-downs/sale/other expenses—Ex-divestitures	$174	$186	$92	$134	$129	(4%)	(26%)	$506	$355	(30%)
Add:
Divestiture-related impacts on wind-downs/sale/other expenses	3	(2)	2	-	1			6	3
Wind-downs/sale/other expenses—U.S. GAAP	$177	$184	$94	$134	$130	(3%)	(27%)	$512	$358	(30%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.